Exhibit 10.21

RENT-WAY, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

        This Second Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of December 7, 2004, among Rent-Way, Inc., a Pennsylvania corporation (the “Company”), the direct and indirect Subsidiaries of the Borrower (the “Subsidiaries”), the Lenders party hereto, and Harris Trust and Savings Bank, as administrative agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENTS

    A.        The Company, the Subsidiaries, the Lenders, and the Agent are parties to that certain Credit Agreement dated as of June 2, 2003, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    B.        The Company, the Subsidiaries and the Lenders have agreed to make certain amendments to the Credit Agreement, in each case under the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      AMENDMENTS TO THE CREDIT AGREEMENT.

        Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:

    1.1.        Section 1.3(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(a) Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin plus the Base Rate from time to time in effect, payable on the first day of each month for the immediately preceding month and at maturity (whether by acceleration or otherwise).”

    1.2.        The second sentence of Section 2.1(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Such commitment fee shall be payable quarter-annually in arrears on the first day of each fiscal quarter in each year for the immediately preceding fiscal quarter and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.”

    1.3.        The second sentence of Section 2.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Quarterly in arrears, on the first day of each fiscal quarter for the immediately preceding fiscal quarter, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such immediately preceding quarter applied to the daily average face amount of Letters of Credit outstanding during such immediately preceding quarter.”

    1.4.        Section 8.9(i) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

    “(i)        the investment of $7,850,000 for the eighty-three and one-half percent (83.5%) direct and indirect ownership interest of the Borrower in dPi Teleconnect, L.L.C., a Delaware limited liability company (“dPi”), and loans and advances in an aggregate amount not in excess of $6,500,000 to dPi, provided, however, that the Borrower and the Guarantors ownership interests in dPi and the note obligations of dPi to the Borrower and the Guarantors shall continue to be pledged to the Administrative Agent for the benefit of the Lenders (for purposes of this Credit Agreement, the financial results of dPi shall be included in the consolidated financial statements of the Borrower, as determined and consolidated in accordance with GAAP, but dPi shall not otherwise constitute a Subsidiary subject to the terms and conditions of this Credit Agreement and the Loan Documents which relate to the Subsidiaries of the Borrower and the Guarantors until such time as it becomes a Guarantor);"

    1.5.        Section 8.24 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

    “Section 8.24.        Leverage Ratio. As of the last day of each fiscal quarter of the Borrower ending during each of the periods specified below, the Borrower shall not permit the Leverage Ratio at such time to be greater than:

FROM AND INCLUDING	TO AND INCLUDING	LEVERAGE RATIO SHALL NOT BE MORE THAN:
July 1, 2004	June 30, 2005	5.25 to 1.0
July 1, 2005	December 31, 2005	4.75 to 1.0
January 1, 2006	March 31, 2006	4.50 to 1.0
April 1, 2006	June 30, 2006	4.25 to 1.0
July 1, 2006	Revolving Credit Termination Date	3.75 to 1.0"

    1.6.        Section 8.27 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

    “Section 8.27.        Monthly Minimum EBITDA. As of the last day of each calendar month specified below, the Borrower shall not permit EBITDA for the twelve (12) consecutive calendar months then ended to be less than:

FOR THE MONTH ENDING	MINIMUM EBITDA
September 2004	$53,000,000
October 2004	$53,000,000
November 2004	$53,000,000
December 2004	$53,000,000
January 2005	$53,000,000
February 2005	$53,000,000
March 2005	$53,000,000
April 2005	$53,000,000
May 2005	$53,000,000
June 2005	$52,000,000
July 2005	$52,000,000
August 2005	$53,000,000
September 2005	$55,000,000
October 2005	$55,000,000
November 2005	$55,000,000
December 2005	$55,000,000
January 2006	$55,000,000
February 2006	$55,000,000
March 2006	$55,000,000
April 2006	$55,000,000
May 2006	$55,000,000
June 2006	$55,000,000
July 2006	$55,000,000
August 2006	$55,000,000
September 2006 and each month thereafter	$60,000,000"

SECTION 2.      CONDITIONS PRECEDENT.

        The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

    2.1.        The Company, the Subsidiaries, the Agent, and the Lenders shall have executed and delivered this Amendment.

    2.2.        Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders).

    2.3.        The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

    2.4.        Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

    2.5.        The Subsidiaries shall have executed and delivered to the Agent their consent to this Amendment in the form set forth below.

    2.6.        The Company shall have paid to the Administrative Agent for the benefit of the Lenders a non-refundable fee in an amount equal to one-tenth of one percent (0.10%) of the Revolving Credit Commitments of all Lenders.

SECTION      3. REPRESENTATIONS.

        In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.      MISCELLANEOUS.

    4.1.        The Company and the Subsidiaries heretofore executed and delivered to the Agent and the Lenders the Collateral Documents to which it is a party. The Company and the Subsidiaries hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents to which it is a party continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents to which it is a party and the rights and remedies of the Lenders thereunder, the obligations of the Company and the Subsidiaries thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents to which it is a party as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    4.2.        Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    4.3.        This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

    4.4.        The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

        This Second Amendment to Credit Agreement is entered into as of the date and year first above written.

RENT-WAY, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY OF TOMORROW, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY OF MICHIGAN, INC.

By:

Name: William A. McDonnell
Title:    Vice President

ACTION RENT-TO-OWN HOLDINGS OF SOUTH CAROLINA, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY DEVELOPMENTS, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY OF TTIG, L.P.

By:

Name: William A. McDonnell
Title:    Vice President

        Accepted and agreed to as of the date and year last above written.

HARRIS TRUST AND SAVINGS BANK, as Agent

By:

Name:______________________________________________Title:_____________________________________________

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Name:______________________________________________Title:_____________________________________________

NATIONAL CITY BANK OF PENNSYLVANIA

By:

Name:______________________________________________Title:_____________________________________________

GUARANTORS’ ACKNOWLEDGEMENT AND CONSENT

        Each of the undersigned heretofore executed and delivered to the Agent one or more Guaranties and Collateral Documents. Each of the undersigned hereby consents to the Amendment as set forth above and agrees to the terms set forth therein and confirms that the Loan Documents executed and delivered by it and all of such undersigned’s obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of such undersigned to any further amendments to the Credit Agreement or to the Security Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on this acknowledgement and consents in entering into the Amendment set forth above.

RENT-WAY OF TOMORROW, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY OF MICHIGAN, INC.

By:

Name: William A. McDonnell
Title:    Vice President

ACTION RENT-TO-OWN HOLDINGS OF SOUTH CAROLINA, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY DEVELOPMENTS, INC.

By:

Name: William A. McDonnell
Title:    Vice President

RENT-WAY OF TTIG, L.P.

By:

Name: William A. McDonnell
Title:    Vice President